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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 27, 2002
                Date of Report (Date of earliest event reported)


                           UNIFAB International, Inc.
             (Exact name of registrant as specified in its charter)


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          Louisiana                          0-29416              72-1382998
(State or other jurisdiction of           (Commission           (IRS Employer
        incorporation)                    File Number)       Identification No.)
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                                 5007 Port Road
                           New Iberia, Louisiana 70562
               (Address of principal executive offices) (Zip Code)


                                 (337) 367-8291
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)

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Item 5.  Other Events.

 See the attached Press Release filed by the Company on November 27, 2002.

Item 7.  Financial Statements and Exhibits.

 (a)     No financial statements are filed with this report.

 (b)     No pro forma financial information is filed with this report.

 (c)     Exhibits.

         99.1     Press release issued by the Company on November 27, 2002.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  By: /s/ Peter J. Roman
                                      ------------------------------------------
                                      Peter J. Roman
                                      Vice President and Chief Financial Officer

Dated:  December 5, 2002